------------------------------------------------------------------------------
                                                                 EXHIBIT 10.41

SILICON VALLEY BANK

                           AMENDMENT TO LOAN AGREEMENT

BORROWER:     VISTA INFORMATION SOLUTIONS, INC.

DATED:        JULY 23, 1998

    THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").

    The Parties agree to amend, effective as of the date hereof, the Loan and Security Agreement between them dated April 7, 1998, as amended from time to time (the "Loan Agreement": terms defined in the Loan Agreement are used herein as therein defined).

    1. NEW DEFINITION. Section 1.1 of the Loan Agreement is hereby amended to add the following new definition of "Overadvance Amount" that is to be inserted immediately after the definition of "Obligations".

    "Overadvance Amount" means the amount of $250,000 through and including August 14, 1998, and shall mean S-0- on and after such date.

    2. AMENDED SECTION 2.1.1(a). Section 2.1.1(a) of the Loan Agreement is hereby amended to read as follows:

    "(a) Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Advances to Borrower in an aggregate outstanding amount not to exceed: (i) the lesser of (x) the Committed Revolving Line or (y) the Borrowing Base plus the applicable Overadvance Amount, if any, MINUS
    (ii) the face amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), MINUS (iii) the Credit Card Sublimit. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1 may be repaid and reborrowed at any time during the term of this Agreement."

    3. REVISED PERMITTED INDEBTEDNESS. Permitted Indebtedness under the Loan Agreement shall include an unsecured loan by the president of the Borrower, Tom Gay, to the Borrower in an amount not to exceed $250,000.

    4. ADDITIONAL REPRESENTATION. Borrower hereby represents and warrants to the Bank that all Advances arising from the Overadvance Amount shall be used exclusively in connection with its acquisition of E/Risk Information Services.

    5. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed. This Amendment shall be controlling in the event of any conflicts between any prior written agreements and amendments between Silicon and the Borrower, on the one hand, and this Amendment.

         SILICON VALLEY BANK                  AMENDMENT TO LOAN AGREEMENT
------------------------------------------------------------------------------

      Borrower:                            Silicon:

      VISTA INFORMATION SOLUTIONS,         SILICON VALLEY BANK
      INC.


      By  /s/ [ILLEGIBLE]                  By   /s/ [ILLEGIBLE]
         ------------------------------        ------------------------------
          President or Vice President      Title      Vice President
                                                 ----------------------------

      By ------------------------------
          Secretary or Ass't Secretary

------------------------------------------------------------------------------

                             LEVY, SMALL & LALLAS
                              815 Moraga Drive
                         Los Angeles, California 90049
                           Telephone (310) 471-3000

                             TELECOPY COVER LETTER
------------------------------------------------------------------------------

                                  July 31, 1998
                                                               0052-1641


TO:  MR. STEVE HAMILTON            (23 PAGES)             FAX # (619) 450-6185

cc:  MR. JOHN OTTERSON              (3 PAGES)             FAX # (619) 535-1611

FROM:  Angel F. Castillo

RE:    Silicon Valley Bank/Vista Information Solutions, Inc.
------------------------------------------------------------------------------



PLEASE NOTIFY WENDY HUEY AT (310) 471-3000 IF YOU DO NOT RECEIVE ALL PAGES OF THIS TRANSMISSION. OUR TELECOPY NUMBER IS (310) 471-7990.



NOTES/COMMENTS:








   The information contained in this facsimile message is privileged and confidential and is intended only for the use of the addressee. If the reader of this message is not the addressee, or the person responsible for delivery to the addressee, you are hereby notified that any dissemination, distribution or copying of the message is strictly prohibited. If you have received this message in error, please immediately notify us by telephone and return the original message to us at the above address via the U.S. Postal Service.

                                  [LETTERHEAD]



                                 July 31, 1998



VIA TELECOPIER (619) 450-6185

Mr. Steve Hamilton
Vista Information Solutions, Inc.
5060 Shoreham Place, Suite 300
San Diego, CA 92122

    Re:  Silicon Valley Bank/Vista Information Solutions Inc.
         and E/Risk Information Services

Dear Mr. Hamilton:

    At the request of Mr. John Otterson, enclosed for execution please find the following documents with respect to the above-referenced transaction.

         1.   Assumption Agreement.

         2.   Amendment to Loan Agreement.

         3.   Amendment to Security Agreement.

         4.   Corporate Borrowing Resolution (E/Risk)

         5.   Cross-Corporate Continuing Guaranty.

         6.   Certified Resolution-Guarantee (Vista information).

         7.   Certified Resolution-Guarantee (E/Risk Information).

    Please make two (2) copies of each of the enclosed and execute where indicated. please forward both sets of executed documents to Mr. John Otterson at Silicon Valley Bank, 5414 Oberlin Drive, Suite 230, San Diego, CA 92121 via messenger/hand delivery as soon as possible. I understand from Mr. Otterson that the signatures of E/Risk will need to be provided to a Silicon office in Northern California. Please contact Mr. Otterson regarding the details of E/Risk's signature.

Mr. Steve Hamilton
July 31, 1997
Page 2


    If you have any other questions regarding any of the enclosed, please contact Mr. Otterson.

                                                  Sincerely,


                                                  /s/ Angel F. Castillo

                                                  Angel F. Castillo

AFC:wbh
Enclosures

cc: Mr. John Otterson (w/o encls. via telecopier (619)535-1611)
                      (w/encls. via UPS Air)

                               ------------------------------------------------
SILICON VALLEY BANK


                              ASSUMPTION AGREEMENT


     THIS ASSUMPTION AGREEMENT dated as of July 31, 1998 is entered into between SILICON VALLEY BANK ("Silicon"), on the one side, VISTA INFORMATION SOLUTIONS, INC. and E/RISK INFORMATION SERVICES ("New Borrower"), on the other side. Capitalized terms used but not defined in this Agreement, shall have the meanings set forth in the Loan and Security Agreement between Silicon, on the one side, and Vista Information Solutions, Inc. (referred to as the "Existing Borrower"), on the other side, dated April 7, 1998 (as amended from time to time, the "Loan Agreement").

     The parties agree as follows:

     1. ASSUMPTION. New Borrower hereby assumes and agrees to pay and perform when due all present and future indebtedness, liabilities and obligations of Existing Borrower under, based upon, or arising out of the Loan Agreement (as amended by that certain Amendment to Loan Agreement being entered into concurrently herewith between New Borrower, Existing Borrower and Silicon) and any and all documents, instruments and agreements relating thereto, including without limitation all of the "Obligations" as defined in the Loan Agreement. Existing Borrower shall remain as an obligor with respect to all of the Obligations, and Existing Borrower and New Borrower shall be jointly and severally liable for all of the Obligations. All references in the Loan Agreement to "Borrower" shall be deemed to refer, jointly and severally, to Existing Borrower and New Borrower.

     2. GRANT OF SECURITY INTEREST. Without limiting the generality of the provisions of Section 1 above, as security for all Obligations, New Borrower hereby grants Silicon a continuing security interest in all of New Borrower's interest in the types of property described below, whether now owned or hereafter acquired and wherever located: (a) All accounts, contract rights, chattel paper, letters of credit, documents, securities, money, and instruments, and all other obligations now or in the future owing to New Borrower; (b) All inventory, goods, merchandise, materials, raw materials, work in process, finished goods, farm products, advertising, packaging and shipping materials, supplies, and all other tangible personal property which is held for sale or lease or furnished under contracts of service or consumed in the New Borrower's business, and all warehouse receipts and other documents; and (c) All equipment, including without limitation all machinery, fixtures, trade fixtures, vehicles, furnishings, furniture, materials, tools, machine tools, office equipment, computers and peripheral devices, appliances, apparatus, parts, dies, and jigs; (d) All general intangibles including, but not limited to, deposit accounts, goodwill, names, trade names, trademarks and the goodwill of the business symbolized thereby, trade secrets, drawings, blueprints, customer lists, patents, patent applications, copyrights, security

                               SILICON VALLEY BANK         ASSUMPTION AGREEMENT
                               ------------------------------------------------

deposits, loan commitment fees, federal, state and local tax refunds and claims, all rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of New Borrower against Silicon, all rights to purchase or sell real or personal property, all rights as a licensor or licensee of any kind, all royalties, licenses, processes, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation credit, liability, property and other insurance), and all other rights, privileges and franchises of every kind; (e) All books and records, whether stored on computers or otherwise maintained; and (f) All substitutions, additions and accessions to any of the foregoing, and all products, proceeds and insurance proceeds of the foregoing, and all guaranties of and security for the foregoing; and all books and records relating to any of the foregoing. New Borrower shall concurrently execute and deliver to Silicon UCC-1 Financing Statements in such form as Silicon shall specify.

     3. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     4. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. This Agreement and the other Loan Documents shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Borrower and Silicon hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of San Diego, State of California. BORROWER AND SILICON EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

     5. GENERAL PROVISIONS. This Agreement, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and

                               SILICON VALLEY BANK         ASSUMPTION AGREEMENT
                               ------------------------------------------------


all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.


  BORROWER:                                  SILICON:

  VISTA INFORMATION SOLUTIONS, INC.          SILICON VALLEY BANK



  By    [SIGNATURE ILLEGIBLE]                By     [SIGNATURE ILLEGIBLE]
    -------------------------------            -------------------------------
     President or Vice President             Title
                                                  ----------------------------



  By    [SIGNATURE ILLEGIBLE]
    -------------------------------
     Secretary or Ass't Secretary


  NEW BORROWER:

  E/RISK INFORMATION SERVICES




  By    [SIGNATURE ILLEGIBLE]
    --------------------------------
       President or Vice President



  By    [SIGNATURE ILLEGIBLE]
    ---------------------------------
       Secretary or Ass't Secretary

SILICON VALLEY BANK

                         AMENDMENT TO LOAN AGREEMENT

BORROWER:          VISTA INFORMATION SOLUTIONS, INC.
                   E/RISK INFORMATION SERVICES

DATED:             JULY 31, 1998

    THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").

    The Parties agree to amend, effective as of the date hereof, the Loan and Security Agreement between them dated April 7, 1998, as amended from time to time (the "Loan Agreement", terms defined in the Loan Agreement are used herein as therein defined).

    1. ASSUMPTION AGREEMENT. Borrower is concurrently executing that certain Assumption Agreement between Borrower and Silicon, pursuant to which E/Risk Information Services is added as a "New Borrower" (as defined in the Assumption Agreement).

    2. NEW DEFINITIONS. Section 1.1 of the Loan Agreement is hereby amended to add the following new definitions of "Debt Service Ratio". "Term Loan" and "Term Loan Payment":

         "Debt Service Ratio" means, on a consolidated basis, the ratio of
         (a) net income of Borrower before interest, taxes, depreciation and other non-cash amortization expenses and other non-cash expenses of Borrower, relating to the immediately preceding four fiscal quarters, determined in accordance with generally accepted accounting principles, consistently applied, to (b) the amount of Borrower's obligations relating to payment of interest on an annualized basis and current maturities of principal on such Borrowers' outstanding long term indebtedness, determined in accordance with generally accepted accounting principles, consistently applied.

         "Term Loan" means a credit extension of $1,500,000.

         "Term Loan Payment" has the meaning set forth in Section 2.1.5.

    3. NEW SECTION 2.1.5. A new Section 2.1.5 of the Loan Agreement is hereby added which reads as follows:

         2.1.5 TERM LOAN.

         (a) Subject to and upon the terms and conditions of this Agreement (including, without limitation, Bank's review and approval of E/Risk Information Services' financial statements, for such period(s) as requested by Bank, reviewed by an independent certified public accounting firm reasonably acceptable to Bank), Bank shall make a Term Loan available to Borrower.

         Silicon Valley Bank                         Amendment to Loan Agreement
         -----------------------------------------------------------------------


         (b) Borrower shall pay 60 equal installments of principal plus Interest in the amount of $25,000 (the "Term Loan Payment"). Each Term Loan Payment shall be due and payable on the first calendar day of each month (commencing September 1, 1998) during the term hereof. Borrower's final Term Loan Payment, due on AUGUST 1, 2003, shall include all outstanding Term Loan principal plus all accrued interest not yet paid.

         (c) The Term Loan shall bear interest at a rate equal to one-half of one (0.50%) percentage points above the Prime Rate.

    4. REVISED BORROWING BASE. The definition of "Borrowing Base" as set forth in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

         "Borrowing Base" means an amount equal to 80% of Eligible Accounts of Vista Information Solutions, Inc. and 50% of Eligible Accounts of E/Risk Information Services, as determined by Bank with reference to the most recent Borrowing Base Certificates delivered by each Borrower; PROVIDED, HOWEVER, that the percentage with respect to Eligible Accounts of E/Risk Information Services shall increase from 50% to 75% after an audit of E/Risk Information Services' Accounts is completed with results satisfactory of Bank, in its sole discretion, which audit shall be completed as provided in Section
         6.3 hereof. Advances will be made to each Borrower based on the Eligible Accounts of each borrower, subject to the Committed Revolving Line set forth herein for all Advances to all Borrowers combined.

    5. REVISED COMMITTED REVOLVING LINE. The definition of "Borrowing Base" as set forth in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

         "Committed Revolving Line" means a credit extension of up to $2,500,000.

    6. REVISED REPORTING REQUIREMENTS. Section 6.3 of the Loan Agreement is hereby amended as follows:

The following new clause (g) shall be added at the end of the first paragraph of Section 6.3:

         and (g) as soon as available, but in any event within ninety (90) days after the first Advance to E/Risk Information Services, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank.

The following sentence shall be added at the end of the last paragraph of
Section 6.3:

         Bank shall have the right to audit the Accounts of E/Risk Information Services, at Borrower's expense, within 90 days after the execution of this Agreement by E/Risk Information Services.

         Silicon Valley Bank                         Amendment to Loan Agreement
         -----------------------------------------------------------------------


    7. REVISED QUICK RATIO. The Quick Ratio financial covenant set forth in Section 6.8 of the Loan Agreement is amended in its entirely to read as follows:

         6.8 QUICK RATIO Borrower shall maintain, as of the last day of each calendar month, a ratio of Quick Assets to Current Liabilities of at least 1.50 to 1.0. For purposes of the foregoing, however, Current Liabilities shall not include deferred revenues.

    8. REPLACEMENT OF DEBT-NET WORTH RATIO. With Debt Service Ratio. The Debt-Net Worth Ratio financial covenant set forth in Section 6.9 of the Loan Agreement which currently reads as follows:

         6.9 DEBT-NET WORTH RATIO. Borrower shall maintain, as of the last day of each calendar month, a ratio of Total Liabilities less Subordinated Debt to Tangible Net Worth plus Subordinated Debt of not more than 1.50 to 1.0. For purposes of the foregoing, however, deferred revenues shall not be taken into account in computing Total Liabilities of Tangible Net Worth.

is hereby deleted and replaced with a Debt Service Ratio which shall read as follows:

         6.9 DEBT SERVICE RATIO. Borrower, on a consolidated basis, shall maintain, as of the last day each fiscal quarter, a Debt Service Ratio of as least 2.0 to 1.0.

    9. REPLACEMENT OF TANGIBLE NET WORTH WITH CASH FLOW RECAPTURE. The Tangible Net Worth financial covenant set forth in Section 6.10 of the Loan Agreement which currently reads as follows:

         6.10 TANGIBLE NET WORTH. Borrower shall maintain, as of the last day of each calendar month, a Tangible Net Worth of not less than $1,750.000.

is hereby deleted and replaced with a Cash Flow Recapture financial covenant which shall read as follows:

         6.10 CASH FLOW RECAPTURE. Within 30 days after the end of each fiscal quarter, Borrower shall pay to Bank 20% of Borrower's earnings before interest, taxes, depreciation and amortization in excess of $750,000 for such quarter ("Recapture Contribution"); provided, however, in no event shall any Recapture Contribution exceed 25% of Borrower's then outstanding Obligations. The Recapture Contributions shall be maintained in a separate account maintained at Bank, shall bear interest at the Bank's then prevailing rates for other such similar interest bearing accounts and shall constitute part of Bank's Collateral.

    10. Fee. Borrower shall concurrently pay to Silicon a facility fee in the amount of $5,250, which shall be in addition to all interest and all other fees payable to Silicon and shall be non-refundable.

         Silicon Valley Bank                         Amendment to Loan Agreement
         -----------------------------------------------------------------------


    11. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

    12. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed. This Amendment shall be controlling in the event of any conflicts between any prior written agreements and amendments between Silicon and the Borrower, on the one hand, and this Amendment.

Borrower:                              Silicon:

VISTA INFORMATION SOLUTIONS, INC.      SILICON VALLEY BANK


By  [ILLEGIBLE]                        By
  ---------------------------            ----------------------------
  President or Vice President          Title
                                            -------------------------
By  [ILLEGIBLE]
  ----------------------------
  Secretary or Ass't Secretary


Borrower:

E/RISK INFORMATION SERVICES


By  [ILLEGIBLE]
  ---------------------------
  President or Vice President

By  [ILLEGIBLE]
  ----------------------------
  Secretary or Ass't Secretary

         Silicon Valley Bank                         Amendment to Loan Agreement
         -----------------------------------------------------------------------


                                   CONSENT

    The undersigned acknowledge that their consent to the foregoing
Agreement is not required, but the undersigned nevertheless do hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall n any way limit any of the terms or provisions of the Continuing Guarantee of the undersigned, all of which are hereby ratified and affirmed.

Borrower:                              Silicon:

VISTA INFORMATION SOLUTIONS, INC.      E/RISK INFORMATION SERVICES


By  [ILLEGIBLE]                        By  [ILLEGIBLE]
  ---------------------------            ---------------------------
  President or Vice President            President or Vice President

By  [ILLEGIBLE]                        By  [ILLEGIBLE]
  ----------------------------           ----------------------------
  Secretary or Ass't Secretary           Secretary or Ass't Secretary